ContiMortgage 1997-2 Computational Materials

Bond Summary


To Maturity
 ---------------------------------------------------------------------------------
 Class   Rating     Original   Coupon   Avg.     CBE              1st   Last  Mod.
 Name    (M/F)        Par         %     Life    Yield     Price   Pay   Pay   Dur.
 ---------------------------------------------------------------------------------
 A-1    Aaa/AAA    81,000,000    6.31    0.50    5.915    99-31+  4/97  2/98  0.48
 A-2    Aaa/AAA    65,800,000    6.39    1.15    6.274    99-31   2/98  9/98  1.07
 A-3    Aaa/AAA   113,400,000    6.55    2.01    6.509    99-31+  9/98 11/99  1.83
 A-4    Aaa/AAA    42,800,000    6.73    3.01    6.738    99-31  11/99  9/00  2.64
 A-5    Aaa/AAA    39,200,000    6.93    4.01    6.961    99-31   9/00 11/01  3.39
 A-6    Aaa/AAA    21,300,000    7.10    5.01    7.150    99-30+ 11/01  9/02  4.08
 A-7    Aaa/AAA    35,500,000    7.32    6.96    7.381    99-31+  9/02  7/06  5.24
 A-8    Aaa/AAA    26,250,000    7.54   12.08    7.629    99-30   7/06  1/12  7.61
 A-9    Aaa/AAA    39,375,000    7.05    6.53    7.109    99-30+  5/00  1/12  5.00
 A-10   Aaa/AAA   251,100,000    5.63    2.60            100-00   4/97 11/14
 M-1F   Aa2/AA     23,625,000    7.38    6.01    7.441    99-30+  4/00  9/10  4.53
 M-2F    A3/A      30,187,500    7.61    5.81    7.672    99-31   4/00  4/09  4.41
 B-1F  Baa3/BBB     6,562,500    7.92    5.10    7.979    99-31+  4/00  2/05  3.99
 M-1A   Aa2/AA     24,800,000    5.89    6.43            100-00   5/00  9/12
 M-2A    A3/A      19,375,000    6.09    6.34            100-00   5/00  1/11
 B-1A  Baa3/BBB    14,725,000    6.34    5.92            100-00   5/00  8/08

To Call

 A-7    Aaa/AAA    35,500,000    7.32    6.84    7.381    99-31+  9/02  6/05  5.18
 A-8    Aaa/AAA    26,250,000    7.54    8.22    7.621    99-30   6/05  6/05  5.92
 A-9    Aaa/AAA    39,375,000    7.05    6.37    7.108    99-30+  5/00  6/05  4.91
 A-10   Aaa/AAA   251,100,000    5.63    2.43            100-00   4/97  6/05
 M-1F   Aa2/AA     23,625,000    7.38    5.51    7.439    99-30+  4/00  6/05  4.29
 M-2F    A3/A      30,187,500    7.61    5.51    7.670    99-31   4/00  6/05  4.26
 B-1F  Baa3/BBB     6,562,500    7.92    5.10    7.979    99-31+  4/00  2/05  3.99
 M-1A   Aa2/AA     24,800,000    5.89    5.79            100-00   5/00  6/05
 M-2A    A3/A      19,375,000    6.09    5.79            100-00   5/00  6/05
 B-1A  Baa3/BBB    14,725,000    6.34    5.70            100-00   5/00  6/05
----------------------------------------------------------------------------------


Notes:
(1) Fixed Rate Certificates (Class A-1 to A-9 and M-1F to B-1F) use a prepayment assumption of 120% of a ramp from 4% to 20% CPR over 12 months for pricing.
(2) Adjustable Rate Certificates (Class A-10 and M-1A to B-1A) use a prepayment assumption of 25% CPR throughout the life of the collateral for pricing.
(3)  Coupons and prices are assumed for computational materials.
(4) Call is a clean-up call exercised in the month following the month that the aggregate loan balance is 10% of the original aggregate loan balance.



NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials


 Class A-1:       $81,000,000.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date
 Initial Percent         100       100       100       100       100       100
 March 15, 1998           87        42         0         0         0         0
 March 15, 1999           80         0         0         0         0         0
 March 15, 2000           72         0         0         0         0         0
 March 15, 2001           64         0         0         0         0         0
 March 15, 2002           55         0         0         0         0         0
 March 15, 2003           44         0         0         0         0         0
 March 15, 2004           33         0         0         0         0         0
 March 15, 2005           23         0         0         0         0         0
 March 15, 2006           12         0         0         0         0         0
 March 15, 2007            0         0         0         0         0         0
 March 15, 2008            0         0         0         0         0         0
 March 15, 2009            0         0         0         0         0         0
 March 15, 2010            0         0         0         0         0         0
 March 15, 2011            0         0         0         0         0         0
 March 15, 2012            0         0         0         0         0         0
 March 15, 2013            0         0         0         0         0         0
 March 15, 2014            0         0         0         0         0         0
 March 15, 2015            0         0         0         0         0         0
 March 15, 2016            0         0         0         0         0         0
 March 15, 2017            0         0         0         0         0         0
 March 15, 2018            0         0         0         0         0         0
 March 15, 2019            0         0         0         0         0         0
 March 15, 2020            0         0         0         0         0         0
 March 15, 2021            0         0         0         0         0         0
 March 15, 2022            0         0         0         0         0         0
 March 15, 2023            0         0         0         0         0         0
 March 15, 2024            0         0         0         0         0         0
 March 15, 2025            0         0         0         0         0         0
 March 15, 2026            0         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:      5.2       0.9       0.6       0.5       0.4       0.4




NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class A-2:       $65,800,000.00

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100        97        74        40         0
 March 15, 1999          100        72         0         0         0         0
 March 15, 2000          100         0         0         0         0         0
 March 15, 2001          100         0         0         0         0         0
 March 15, 2002          100         0         0         0         0         0
 March 15, 2003          100         0         0         0         0         0
 March 15, 2004          100         0         0         0         0         0
 March 15, 2005          100         0         0         0         0         0
 March 15, 2006          100         0         0         0         0         0
 March 15, 2007           99         0         0         0         0         0
 March 15, 2008           83         0         0         0         0         0
 March 15, 2009           64         0         0         0         0         0
 March 15, 2010           43         0         0         0         0         0
 March 15, 2011           18         0         0         0         0         0
 March 15, 2012            0         0         0         0         0         0
 March 15, 2013            0         0         0         0         0         0
 March 15, 2014            0         0         0         0         0         0
 March 15, 2015            0         0         0         0         0         0
 March 15, 2016            0         0         0         0         0         0
 March 15, 2017            0         0         0         0         0         0
 March 15, 2018            0         0         0         0         0         0
 March 15, 2019            0         0         0         0         0         0
 March 15, 2020            0         0         0         0         0         0
 March 15, 2021            0         0         0         0         0         0
 March 15, 2022            0         0         0         0         0         0
 March 15, 2023            0         0         0         0         0         0
 March 15, 2024            0         0         0         0         0         0
 March 15, 2025            0         0         0         0         0         0
 March 15, 2026            0         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     12.6       2.3       1.3       1.1       1.0       0.8


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class A-3:       $113,400,000.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100        90
 March 15, 1999          100       100        74        48        12         0
 March 15, 2000          100        99         8         0         0         0
 March 15, 2001          100        64         0         0         0         0
 March 15, 2002          100        31         0         0         0         0
 March 15, 2003          100         4         0         0         0         0
 March 15, 2004          100         0         0         0         0         0
 March 15, 2005          100         0         0         0         0         0
 March 15, 2006          100         0         0         0         0         0
 March 15, 2007          100         0         0         0         0         0
 March 15, 2008          100         0         0         0         0         0
 March 15, 2009          100         0         0         0         0         0
 March 15, 2010          100         0         0         0         0         0
 March 15, 2011          100         0         0         0         0         0
 March 15, 2012            0         0         0         0         0         0
 March 15, 2013            0         0         0         0         0         0
 March 15, 2014            0         0         0         0         0         0
 March 15, 2015            0         0         0         0         0         0
 March 15, 2016            0         0         0         0         0         0
 March 15, 2017            0         0         0         0         0         0
 March 15, 2018            0         0         0         0         0         0
 March 15, 2019            0         0         0         0         0         0
 March 15, 2020            0         0         0         0         0         0
 March 15, 2021            0         0         0         0         0         0
 March 15, 2022            0         0         0         0         0         0
 March 15, 2023            0         0         0         0         0         0
 March 15, 2024            0         0         0         0         0         0
 March 15, 2025            0         0         0         0         0         0
 March 15, 2026            0         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     14.8       4.5       2.4       2.0       1.6       1.3


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class A-4:       $42,800,000.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100       100
 March 15, 1999          100       100       100       100       100         0
 March 15, 2000          100       100       100        39         0         0
 March 15, 2001          100       100        19         0         0         0
 March 15, 2002          100       100         0         0         0         0
 March 15, 2003          100       100         0         0         0         0
 March 15, 2004          100        63         0         0         0         0
 March 15, 2005          100        33         0         0         0         0
 March 15, 2006          100         3         0         0         0         0
 March 15, 2007          100         0         0         0         0         0
 March 15, 2008          100         0         0         0         0         0
 March 15, 2009          100         0         0         0         0         0
 March 15, 2010          100         0         0         0         0         0
 March 15, 2011          100         0         0         0         0         0
 March 15, 2012            0         0         0         0         0         0
 March 15, 2013            0         0         0         0         0         0
 March 15, 2014            0         0         0         0         0         0
 March 15, 2015            0         0         0         0         0         0
 March 15, 2016            0         0         0         0         0         0
 March 15, 2017            0         0         0         0         0         0
 March 15, 2018            0         0         0         0         0         0
 March 15, 2019            0         0         0         0         0         0
 March 15, 2020            0         0         0         0         0         0
 March 15, 2021            0         0         0         0         0         0
 March 15, 2022            0         0         0         0         0         0
 March 15, 2023            0         0         0         0         0         0
 March 15, 2024            0         0         0         0         0         0
 March 15, 2025            0         0         0         0         0         0
 March 15, 2026            0         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     14.8       7.5       3.7       3.0       2.4       1.8


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class A-5:       $39,200,000.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100       100
 March 15, 1999          100       100       100       100       100        84
 March 15, 2000          100       100       100       100        21         0
 March 15, 2001          100       100       100        49         0         0
 March 15, 2002          100       100        40         0         0         0
 March 15, 2003          100       100         0         0         0         0
 March 15, 2004          100       100         0         0         0         0
 March 15, 2005          100       100         0         0         0         0
 March 15, 2006          100       100         0         0         0         0
 March 15, 2007          100        69         0         0         0         0
 March 15, 2008          100        38         0         0         0         0
 March 15, 2009          100         8         0         0         0         0
 March 15, 2010          100         0         0         0         0         0
 March 15, 2011          100         0         0         0         0         0
 March 15, 2012           27         0         0         0         0         0
 March 15, 2013           10         0         0         0         0         0
 March 15, 2014            0         0         0         0         0         0
 March 15, 2015            0         0         0         0         0         0
 March 15, 2016            0         0         0         0         0         0
 March 15, 2017            0         0         0         0         0         0
 March 15, 2018            0         0         0         0         0         0
 March 15, 2019            0         0         0         0         0         0
 March 15, 2020            0         0         0         0         0         0
 March 15, 2021            0         0         0         0         0         0
 March 15, 2022            0         0         0         0         0         0
 March 15, 2023            0         0         0         0         0         0
 March 15, 2024            0         0         0         0         0         0
 March 15, 2025            0         0         0         0         0         0
 March 15, 2026            0         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     15.1      10.6       4.9       4.0       2.9       2.1


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   ContiMortgage 1997-2 Computational Materials

 Class A-6:       $21,300,000.00

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100       100
 March 15, 1999          100       100       100       100       100       100
 March 15, 2000          100       100       100       100       100         0
 March 15, 2001          100       100       100       100        22         0
 March 15, 2002          100       100       100        47         0         0
 March 15, 2003          100       100        68         0         0         0
 March 15, 2004          100       100         0         0         0         0
 March 15, 2005          100       100         0         0         0         0
 March 15, 2006          100       100         0         0         0         0
 March 15, 2007          100       100         0         0         0         0
 March 15, 2008          100       100         0         0         0         0
 March 15, 2009          100       100         0         0         0         0
 March 15, 2010          100        62         0         0         0         0
 March 15, 2011          100        13         0         0         0         0
 March 15, 2012          100         0         0         0         0         0
 March 15, 2013          100         0         0         0         0         0
 March 15, 2014           83         0         0         0         0         0
 March 15, 2015           43         0         0         0         0         0
 March 15, 2016            0         0         0         0         0         0
 March 15, 2017            0         0         0         0         0         0
 March 15, 2018            0         0         0         0         0         0
 March 15, 2019            0         0         0         0         0         0
 March 15, 2020            0         0         0         0         0         0
 March 15, 2021            0         0         0         0         0         0
 March 15, 2022            0         0         0         0         0         0
 March 15, 2023            0         0         0         0         0         0
 March 15, 2024            0         0         0         0         0         0
 March 15, 2025            0         0         0         0         0         0
 March 15, 2026            0         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     17.8      13.3       6.2       5.0       3.8       2.4

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class A-7:       $35,500,000.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date:
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100       100
 March 15, 1999          100       100       100       100       100       100
 March 15, 2000          100       100       100       100       100         0
 March 15, 2001          100       100       100       100       100         0
 March 15, 2002          100       100       100       100        39         0
 March 15, 2003          100       100       100        73         0         0
 March 15, 2004          100       100        94        36         0         0
 March 15, 2005          100       100        76        25         0         0
 March 15, 2006          100       100        51         6         0         0
 March 15, 2007          100       100        27         0         0         0
 March 15, 2008          100       100         6         0         0         0
 March 15, 2009          100       100         0         0         0         0
 March 15, 2010          100       100         0         0         0         0
 March 15, 2011          100       100         0         0         0         0
 March 15, 2012          100         0         0         0         0         0
 March 15, 2013          100         0         0         0         0         0
 March 15, 2014          100         0         0         0         0         0
 March 15, 2015          100         0         0         0         0         0
 March 15, 2016          100         0         0         0         0         0
 March 15, 2017           74         0         0         0         0         0
 March 15, 2018           64         0         0         0         0         0
 March 15, 2019           54         0         0         0         0         0
 March 15, 2020           42         0         0         0         0         0
 March 15, 2021           29         0         0         0         0         0
 March 15, 2022           15         0         0         0         0         0
 March 15, 2023            0         0         0         0         0         0
 March 15, 2024            0         0         0         0         0         0
 March 15, 2025            0         0         0         0         0         0
 March 15, 2026            0         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     22.3      14.8       9.1       7.0       4.9       2.8


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class A-8:       $26,250,000.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date:
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100       100
 March 15, 1999          100       100       100       100       100       100
 March 15, 2000          100       100       100       100       100        99
 March 15, 2001          100       100       100       100       100        79
 March 15, 2002          100       100       100       100       100        18
 March 15, 2003          100       100       100       100        99         3
 March 15, 2004          100       100       100       100        68         2
 March 15, 2005          100       100       100       100        66         2
 March 15, 2006          100       100       100       100        52         2
 March 15, 2007          100       100       100        84        38         2
 March 15, 2008          100       100       100        63        26         0
 March 15, 2009          100       100        85        47        14         0
 March 15, 2010          100       100        65        34         6         0
 March 15, 2011          100       100        50        23         1         0
 March 15, 2012          100        76         8         0         0         0
 March 15, 2013          100        63         3         0         0         0
 March 15, 2014          100        52         0         0         0         0
 March 15, 2015          100        42         0         0         0         0
 March 15, 2016          100        33         0         0         0         0
 March 15, 2017          100        23         0         0         0         0
 March 15, 2018          100        18         0         0         0         0
 March 15, 2019          100        13         0         0         0         0
 March 15, 2020          100         9         0         0         0         0
 March 15, 2021          100         5         0         0         0         0
 March 15, 2022          100         2         0         0         0         0
 March 15, 2023          100         0         0         0         0         0
 March 15, 2024           78         0         0         0         0         0
 March 15, 2025           53         0         0         0         0         0
 March 15, 2026           24         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     28.0      17.9      13.7      12.1       9.2       4.6


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class A-9:       $39,375,000.00

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date
 Initial Percent        100        100       100       100       100       100
 March 15, 1998         100        100       100       100       100       100
 March 15, 1999         100        100       100       100       100       100
 March 15, 2000         100        100       100       100       100       100
 March 15, 2001          99         94        89        89        89        95
 March 15, 2002          98         87        80        78        76        75
 March 15, 2003          97         77        66        62        56        49
 March 15, 2004          95         68        52        46        39        29
 March 15, 2005          87         46        24        18        13        16
 March 15, 2006          79         31        11         7         4         6
 March 15, 2007          71         20         5         3         1         0
 March 15, 2008          64         13         2         1         0         0
 March 15, 2009          56          9         1         0         0         0
 March 15, 2010          48          6         0         0         0         0
 March 15, 2011          40          3         0         0         0         0
 March 15, 2012           0          0         0         0         0         0
 March 15, 2013           0          0         0         0         0         0
 March 15, 2014           0          0         0         0         0         0
 March 15, 2015           0          0         0         0         0         0
 March 15, 2016           0          0         0         0         0         0
 March 15, 2017           0          0         0         0         0         0
 March 15, 2018           0          0         0         0         0         0
 March 15, 2019           0          0         0         0         0         0
 March 15, 2020           0          0         0         0         0         0
 March 15, 2021           0          0         0         0         0         0
 March 15, 2022           0          0         0         0         0         0
 March 15, 2023           0          0         0         0         0         0
 March 15, 2024           0          0         0         0         0         0
 March 15, 2025           0          0         0         0         0         0
 March 15, 2026           0          0         0         0         0         0
 March 15, 2027           0          0         0         0         0         0

 Avg Life In Years:    11.9       8.0       6.8       6.5        6.3       6.2


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class M-1F:      $23,625,000.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date:
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100       100
 March 15, 1999          100       100       100       100       100       100
 March 15, 2000          100       100       100       100       100       100
 March 15, 2001          100       100        84        70        52        30
 March 15, 2002          100       100        66        52        36        17
 March 15, 2003          100       100        52        39        24        10
 March 15, 2004          100        89        41        29        17         6
 March 15, 2005          100        79        32        21        11         0
 March 15, 2006          100        69        25        16         8         0
 March 15, 2007          100        60        19        12         4         0
 March 15, 2008          100        52        15         9         0         0
 March 15, 2009          100        45        11         6         0         0
 March 15, 2010          100        39         9         2         0         0
 March 15, 2011          100        34         7         0         0         0
 March 15, 2012           48        10         0         0         0         0
 March 15, 2013           44         8         0         0         0         0
 March 15, 2014           40         7         0         0         0         0
 March 15, 2015           36         4         0         0         0         0
 March 15, 2016           31         1         0         0         0         0
 March 15, 2017           27         0         0         0         0         0
 March 15, 2018           25         0         0         0         0         0
 March 15, 2019           23         0         0         0         0         0
 March 15, 2020           21         0         0         0         0         0
 March 15, 2021           19         0         0         0         0         0
 March 15, 2022           16         0         0         0         0         0
 March 15, 2023           13         0         0         0         0         0
 March 15, 2024           10         0         0         0         0         0
 March 15, 2025            7         0         0         0         0         0
 March 15, 2026            0         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     18.3      11.5       7.1       6.0       4.9       4.2


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class M-2F:      30,187,500.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100       100
 March 15, 1999          100       100       100       100       100       100
 March 15, 2000          100       100       100       100       100       100
 March 15, 2001          100       100        84        70        52        30
 March 15, 2002          100       100        66        52        36        16
 March 15, 2003          100       100        52        39        24         6
 March 15, 2004          100        89        41        29        15         0
 March 15, 2005          100        79        32        21         7         0
 March 15, 2006          100        69        25        13         2         0
 March 15, 2007          100        60        18         8         0         0
 March 15, 2008          100        52        12         3         0         0
 March 15, 2009          100        45         7         0         0         0
 March 15, 2010          100        39         4         0         0         0
 March 15, 2011          100        34         1         0         0         0
 March 15, 2012           48         5         0         0         0         0
 March 15, 2013           44         3         0         0         0         0
 March 15, 2014           40         1         0         0         0         0
 March 15, 2015           36         0         0         0         0         0
 March 15, 2016           31         0         0         0         0         0
 March 15, 2017           27         0         0         0         0         0
 March 15, 2018           25         0         0         0         0         0
 March 15, 2019           23         0         0         0         0         0
 March 15, 2020           20         0         0         0         0         0
 March 15, 2021           17         0         0         0         0         0
 March 15, 2022           14         0         0         0         0         0
 March 15, 2023           10         0         0         0         0         0
 March 15, 2024            6         0         0         0         0         0
 March 15, 2025            1         0         0         0         0         0
 March 15, 2026            0         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     18.1      11.3       6.9       5.8       4.7       3.9

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class B-1F:      6,562,500.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date:
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100       100
 March 15, 1999          100       100       100       100       100       100
 March 15, 2000          100       100       100       100       100       100
 March 15, 2001          100       100        84        70        52        13
 March 15, 2002          100       100        66        52        24         0
 March 15, 2003          100       100        52        30         4         0
 March 15, 2004          100        89        33        12         0         0
 March 15, 2005          100        79        17         0         0         0
 March 15, 2006          100        69         5         0         0         0
 March 15, 2007          100        60         0         0         0         0
 March 15, 2008          100        52         0         0         0         0
 March 15, 2009          100        42         0         0         0         0
 March 15, 2010          100        31         0         0         0         0
 March 15, 2011          100        20         0         0         0         0
 March 15, 2012           46         0         0         0         0         0
 March 15, 2013           39         0         0         0         0         0
 March 15, 2014           33         0         0         0         0         0
 March 15, 2015           25         0         0         0         0         0
 March 15, 2016           16         0         0         0         0         0
 March 15, 2017            8         0         0         0         0         0
 March 15, 2018            5         0         0         0         0         0
 March 15, 2019            1         0         0         0         0         0
 March 15, 2020            0         0         0         0         0         0
 March 15, 2021            0         0         0         0         0         0
 March 15, 2022            0         0         0         0         0         0
 March 15, 2023            0         0         0         0         0         0
 March 15, 2024            0         0         0         0         0         0
 March 15, 2025            0         0         0         0         0         0
 March 15, 2026            0         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     16.4      11.0       6.1       5.1       4.2       3.4


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class A-10:      251,100,000

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date:
 ----------------------------------------------------------------------------
 Distribution Date
 Initial Percent        100       100       100       100       100       100
 March 15, 1998          98        82        72        67        60        48
 March 15, 1999          98        68        52        44        34        18
 March 15, 2000          97        56        35        27        15         0
 March 15, 2001          96        45        24        19        14         0
 March 15, 2002          96        35        19        14         9         0
 March 15, 2003          95        27        15        11         6         0
 March 15, 2004          94        22        11         8         4         0
 March 15, 2005          93        19         9         6         3         0
 March 15, 2006          92        17         7         4         2         0
 March 15, 2007          91        14         5         3         1         0
 March 15, 2008          89        12         4         2         1         0
 March 15, 2009          88        11         3         2         1         0
 March 15, 2010          86         9         3         1         0         0
 March 15, 2011          84         8         2         1         0         0
 March 15, 2012          81         7         2         1         0         0
 March 15, 2013          78         6         1         0         0         0
 March 15, 2014          75         5         1         0         0         0
 March 15, 2015          72         4         1         0         0         0
 March 15, 2016          68         3         0         0         0         0
 March 15, 2017          63         3         0         0         0         0
 March 15, 2018          58         2         0         0         0         0
 March 15, 2019          53         2         0         0         0         0
 March 15, 2020          46         1         0         0         0         0
 March 15, 2021          39         1         0         0         0         0
 March 15, 2022          31         1         0         0         0         0
 March 15, 2023          23         1         0         0         0         0
 March 15, 2024          18         0         0         0         0         0
 March 15, 2025          12         0         0         0         0         0
 March 15, 2026           5         0         0         0         0         0
 March 15, 2027           0         0         0         0         0         0

 Avg Life In Years:    20.7       5.1       3.1       2.6       2.0       1.1


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Class M-1A:       24,800,000.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100       100
 March 15, 1999          100       100       100       100       100       100
 March 15, 2000          100       100       100       100       100       100
 March 15, 2001          100       100        96        78        56       100
 March 15, 2002          100       100        75        58        38        58
 March 15, 2003          100       100        59        43        26        33
 March 15, 2004          100        91        46        32        18        18
 March 15, 2005          100        78        36        24        12         8
 March 15, 2006          100        67        28        18         8         1
 March 15, 2007          100        58        22        13         6         0
 March 15, 2008          100        50        17        10         3         0
 March 15, 2009          100        43        13         7         0         0
 March 15, 2010          100        37        10         5         0         0
 March 15, 2011          100        31         8         4         0         0
 March 15, 2012          100        27         6         1         0         0
 March 15, 2013          100        22         5         0         0         0
 March 15, 2014          100        19         3         0         0         0
 March 15, 2015          100        16         1         0         0         0
 March 15, 2016          100        13         0         0         0         0
 March 15, 2017          100        11         0         0         0         0
 March 15, 2018          100         9         0         0         0         0
 March 15, 2019          100         7         0         0         0         0
 March 15, 2020          100         6         0         0         0         0
 March 15, 2021          100         5         0         0         0         0
 March 15, 2022          100         2         0         0         0         0
 March 15, 2023           93         0         0         0         0         0
 March 15, 2024           72         0         0         0         0         0
 March 15, 2025           47         0         0         0         0         0
 March 15, 2026           20         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     27.8      12.4       7.8       6.4       5.2       5.6


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 Class M-2A:      $19,375,000.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100       100
 March 15, 1999          100       100       100       100       100       100
 March 15, 2000          100       100       100       100       100       100
 March 15, 2001          100       100        96        78        56        31
 March 15, 2002          100       100        75        58        38        17
 March 15, 2003          100       100        59        43        26        10
 March 15, 2004          100        91        46        32        18         3
 March 15, 2005          100        78        36        24        12         0
 March 15, 2006          100        67        28        18         8         0
 March 15, 2007          100        58        22        13         3         0
 March 15, 2008          100        50        17        10         0         0
 March 15, 2009          100        43        13         6         0         0
 March 15, 2010          100        37        10         2         0         0
 March 15, 2011          100        31         8         0         0         0
 March 15, 2012          100        27         4         0         0         0
 March 15, 2013          100        22         1         0         0         0
 March 15, 2014          100        19         0         0         0         0
 March 15, 2015          100        16         0         0         0         0
 March 15, 2016          100        13         0         0         0         0
 March 15, 2017          100        11         0         0         0         0
 March 15, 2018          100         9         0         0         0         0
 March 15, 2019          100         6         0         0         0         0
 March 15, 2020          100         3         0         0         0         0
 March 15, 2021          100         1         0         0         0         0
 March 15, 2022          100         0         0         0         0         0
 March 15, 2023           93         0         0         0         0         0
 March 15, 2024           72         0         0         0         0         0
 March 15, 2025           47         0         0         0         0         0
 March 15, 2026           20         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     27.8      12.3       7.7       6.3       5.0       4.2

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                    ContiMortgage 1997-2 Computational Materials

 Class B-1A:  $14,725,000.00

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Distribution Date
 Initial Percent         100       100       100       100       100       100
 March 15, 1998          100       100       100       100       100       100
 March 15, 1999          100       100       100       100       100       100
 March 15, 2000          100       100       100       100       100       100
 March 15, 2001          100       100        96        78        56        25
 March 15, 2002          100       100        75        58        36        11
 March 15, 2003          100       100        59        42        21         2
 March 15, 2004          100        91        45        28        11         0
 March 15, 2005          100        78        33        18         4         0
 March 15, 2006          100        67        24        11         0         0
 March 15, 2007          100        58        16         5         0         0
 March 15, 2008          100        50        10         1         0         0
 March 15, 2009          100        41         6         0         0         0
 March 15, 2010          100        34         2         0         0         0
 March 15, 2011          100        27         0         0         0         0
 March 15, 2012          100        22         0         0         0         0
 March 15, 2013          100        17         0         0         0         0
 March 15, 2014          100        12         0         0         0         0
 March 15, 2015          100         9         0         0         0         0
 March 15, 2016          100         6         0         0         0         0
 March 15, 2017          100         3         0         0         0         0
 March 15, 2018          100         0         0         0         0         0
 March 15, 2019          100         0         0         0         0         0
 March 15, 2020          100         0         0         0         0         0
 March 15, 2021          100         0         0         0         0         0
 March 15, 2022          100         0         0         0         0         0
 March 15, 2023           93         0         0         0         0         0
 March 15, 2024           72         0         0         0         0         0
 March 15, 2025           47         0         0         0         0         0
 March 15, 2026           13         0         0         0         0         0
 March 15, 2027            0         0         0         0         0         0

 Avg Life In Years:     27.8      11.7       7.2       5.9       4.7       3.7


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class A-1:                 $81,000,000
 Price: 99-31+      Coupon: 6.31
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            6.34      6.12      5.97      5.91      5.84      5.73
 Average Life:          5.21      0.88      0.56      0.50      0.43      0.36
 Duration:              4.12      0.83      0.54      0.48      0.42      0.35
 First Prin Pay:        4/97      4/97      4/97      4/97      4/97      4/97
 Last Prin Pay:         3/07     11/98      3/98      2/98     12/97     11/97
 -----------------------------------------------------------------------------

 Class A-2:                  $65,800,000
 Price: 99-31       Coupon: 6.39
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            6.45      6.37      6.30      6.27      6.24      6.19
 Average Life:         12.58      2.31      1.32      1.15      0.97      0.80
 Duration:              8.37      2.08      1.23      1.07      0.92      0.75
 First Prin Pay:        3/07     11/98      3/98      2/98     12/97     11/97
 Last Prin Pay:        12/11      3/00     11/98      9/98      6/98      3/98
 -----------------------------------------------------------------------------

 Class A-3:                 $113,400,000
 Price: 99-31+      Coupon: 6.55
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            6.61      6.58      6.53      6.51      6.48      6.44
 Average Life:         14.80      4.48      2.37      2.01      1.65      1.27
 Duration:              9.20      3.75      2.13      1.83      1.51      1.18
 First Prin Pay:       12/11      3/00     11/98      9/98      6/98      3/98
 Last Prin Pay:         1/12      6/03      5/00     11/99      5/99     11/98
 -----------------------------------------------------------------------------

 Class A-4:                  $42,800,000
 Price: 99-31       Coupon: 6.73
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            6.80      6.78      6.75      6.74      6.72      6.68
 Average Life:         14.81      7.53      3.67      3.01      2.38      1.79
 Duration:              9.10      5.71      3.15      2.64      2.13      1.63
 First Prin Pay:        1/12      6/03      5/00     11/99      5/99     11/98
 Last Prin Pay:         1/12      5/06      6/01      9/00     11/99      3/99
 -----------------------------------------------------------------------------


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class A-5:                  $39,200,000
 Price: 99-31       Coupon: 6.93
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.00      7.00      6.97      6.96      6.94      6.91
 Average Life:         15.07     10.64      4.90      4.01      2.94      2.14
 Duration:              9.07      7.28      4.02      3.39      2.57      1.92
 First Prin Pay:        1/12      5/06      6/01      9/00     11/99      3/99
 Last Prin Pay:        10/13      7/09     12/02     11/01     10/00      7/99
 -----------------------------------------------------------------------------

 Class A-6:                  $21,300,000
 Price: 99-30+      Coupon: 7.10
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.18      7.18      7.16      7.15      7.14      7.10
 Average Life:         17.82     13.27      6.25      5.01      3.84      2.44
 Duration:              9.79      8.32      4.88      4.08      3.25      2.16
 First Prin Pay:       10/13      7/09     12/02     11/01     10/00      7/99
 Last Prin Pay:         3/16      7/11      2/04      9/02      5/01     10/99
 -----------------------------------------------------------------------------

 Class A-7:                  $35,500,000
 Price: 99-31+      Coupon: 7.32
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.41      7.40      7.39      7.38      7.37      7.32
 Average Life:         22.28     14.77      9.06      6.96      4.92      2.77
 Duration:             10.61      8.74      6.38      5.24      3.99      2.42
 First Prin Pay:        3/16      7/11      2/04      9/02      5/01     10/99
 Last Prin Pay:         3/23      1/12      7/08      7/06      3/03      3/00
 -----------------------------------------------------------------------------

 Class A-8:                  $26,250,000
 Price: 99-30       Coupon: 7.54
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.64      7.64      7.63      7.63      7.62      7.60
 Average Life:         28.03     17.94     13.72     12.08      9.21      4.61
 Duration:             11.29      9.43      8.24      7.61      6.32      3.74
 First Prin Pay:        3/23      1/12      7/08      7/06      3/03      3/00
 Last Prin Pay:        11/26     11/22      2/14      1/12      6/11      8/07
 -----------------------------------------------------------------------------

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class A-9:                  $39,375,000
 Price: 99-30+      Coupon: 7.05
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.12      7.12      7.11      7.11      7.11      7.11
 Average Life:         11.94      8.03      6.79      6.53      6.28      6.20
 Duration:              7.68      5.80      5.14      5.00      4.86      4.81
 First Prin Pay:        4/00      4/00      4/00      5/00      7/00      1/01
 Last Prin Pay:         1/12      1/12      1/12      1/12      4/11      5/07
 -----------------------------------------------------------------------------

 Class A-10:         $251,100,000
 Price: 100-00      Coupon: 5.63%
 -----------------------------------------------------------------------------
 TO MATURITY
 Average Life:         20.69      5.10      3.15      2.60      2.00      1.15
 First Prin Pay:        4/97      4/97      4/97      4/97      4/97      4/97
 Last Prin Pay:        12/26     10/24      2/18     11/14      3/11      2/07
 -----------------------------------------------------------------------------

 Class M-1F                  $23,625,000
 Price: 99-30+      Coupon: 7.38
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.47      7.46      7.45      7.44      7.43      7.43
 Average Life:         18.27     11.54      7.13      6.01      4.95      4.20
 Duration:              9.52      7.33      5.15      4.53      3.91      3.46
 First Prin Pay:        1/12      5/03      7/00      4/00      6/00      8/00
 Last Prin Pay:         2/26      7/16      1/12      9/10     12/07      1/05
 -----------------------------------------------------------------------------

 Class M-2F                  $30,187,500
 Price: 99-31       Coupon: 7.61
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.70      7.69      7.68      7.67      7.66      7.65
 Average Life:         18.08     11.34      6.93      5.81      4.75      3.88
 Duration:              9.34      7.18      5.03      4.41      3.77      3.22
 First Prin Pay:        1/12      5/03      7/00      4/00      4/00      5/00
 Last Prin Pay:         6/25      9/14      7/11      4/09     10/06      3/04
 -----------------------------------------------------------------------------


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   ContiMortgage 1997-2 Computational Materials

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class B-1F:            $6,562,500
 Price: 99-31+      Coupon: 7.92
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            8.02      8.01      7.99      7.98      7.97      7.95
 Average Life:         16.40     10.97      6.08      5.10      4.16      3.37
 Duration:              8.82      6.94      4.58      3.99      3.39      2.85
 First Prin Pay:        1/12      5/03      7/00      4/00      4/00      4/00
 Last Prin Pay:         8/19      1/12      9/06      2/05      7/03     10/01
 -----------------------------------------------------------------------------

 Class M-1A:          $24,800,000
 Price: 100-00      Coupon: 5.89%
 -----------------------------------------------------------------------------
 TO MATURITY
 Average Life:         27.83     12.44      7.78      6.43      5.20      5.64
 First Prin Pay:       11/22      8/03      1/01      5/00      7/00      4/01
 Last Prin Pay:        11/26      3/23      9/15      9/12      5/09      5/06
 -----------------------------------------------------------------------------

 Class M-2A:          $19,375,000
 Price: 100-00      Coupon: 6.09%
 -----------------------------------------------------------------------------
 TO MATURITY
 Average Life:         27.82     12.34      7.68      6.34      5.05      4.22
 First Prin Pay:       11/22      8/03      1/01      5/00      5/00      8/00
 Last Prin Pay:        10/26      8/21     10/13      1/11      1/08     12/04
 -----------------------------------------------------------------------------

 Class B-1A:          $14,725,000
 Price: 100-00      Coupon: 6.34%
 -----------------------------------------------------------------------------
 TO MATURITY
 Average Life:         27.75     11.67      7.18      5.92      4.69      3.71
 First Prin Pay:       11/22      8/03      1/01      5/00      4/00      4/00
 Last Prin Pay:         8/26      6/18     12/10      8/08      2/06      7/03
 -----------------------------------------------------------------------------


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class A-7:                  $35,500,000
 Price: 99-31+      Coupon: 7.32
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.41      7.40      7.39      7.38      7.37      7.32
 Average Life:         22.28     14.77      8.83      6.84      4.92      2.77
 Duration:             10.61      8.74      6.27      5.18      3.99      2.42
 First Prin Pay:        3/16      7/11      2/04      9/02      5/01     10/99
 Last Prin Pay:         3/23      1/12      1/07      6/05      3/03      3/00
 -----------------------------------------------------------------------------

 Class A-8:                  $26,250,000
 Price: 99-30       Coupon: 7.54
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.64      7.63      7.63      7.62      7.61      7.60
 Average Life:         27.54     14.87      9.81      8.22      6.43      4.36
 Duration:             11.23      8.65      6.70      5.92      4.92      3.58
 First Prin Pay:        3/23      1/12      1/07      6/05      3/03      3/00
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------

 Class A-9:                  $39,375,000
 Price: 99-30+      Coupon: 7.05
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.12      7.12      7.11      7.11      7.10      7.09
 Average Life:         11.94      8.03      6.72      6.37      5.69      4.63
 Duration:              7.68      5.80      5.11      4.91      4.52      3.82
 First Prin Pay:        4/00      4/00      4/00      5/00      7/00      1/01
 Last Prin Pay:         1/12      1/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------

 Class A-10:         $251,100,000
 Price: 100-00      Coupon: 5.63%
 -----------------------------------------------------------------------------
 TO CALL
 Average Life:         20.59      4.77      2.94      2.43      1.87      1.13
 First Prin Pay:        4/97      4/97      4/97      4/97      4/97      4/97
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

Class M-1F:                  $23,625,000
 Price: 99-30+      Coupon: 7.38
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.47      7.46      7.45      7.44      7.43      7.42
 Average Life:         18.23     11.28      6.57      5.51      4.54      3.91
 Duration:              9.52      7.25      4.92      4.29      3.69      3.27
 First Prin Pay:        1/12      5/03      7/00      4/00      6/00      8/00
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------

 Class M-2F:           $30,187,500
 Price: 99-31       Coupon: 7.61
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.70      7.69      7.68      7.67      7.66      7.65
 Average Life:         18.08     11.27      6.57      5.51      4.50      3.70
 Duration:              9.34      7.16      4.88      4.26      3.63      3.11
 First Prin Pay:        1/12      5/03      7/00      4/00      4/00      5/00
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------

 Class B-1F:            $6,562,500
 Price: 99-31+      Coupon: 7.92
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            8.02      8.01      7.99      7.98      7.97      7.95
 Average Life:         16.40     10.97      6.08      5.10      4.16      3.37
 Duration:              8.82      6.94      4.58      3.99      3.39      2.85
 First Prin Pay:        1/12      5/03      7/00      4/00      4/00      4/00
 Last Prin Pay:         8/19      1/12      9/06      2/05      7/03     10/01
 -----------------------------------------------------------------------------

 Class M-1A:          $24,800,000
 Price: 100-00      Coupon: 5.89%
 -----------------------------------------------------------------------------
 TO CALL
 Average Life:         27.40     11.17      6.98      5.79      4.70      4.60
 First Prin Pay:       11/22      8/03      1/01      5/00      7/00      4/01
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class M-2A:          $19,375,000
 Price: 100-00      Coupon: 6.09%
 -----------------------------------------------------------------------------
 TO CALL
 Average Life:         27.40     11.17      6.98      5.79      4.62      3.95
 First Prin Pay:       11/22      8/03      1/01      5/00      5/00      8/00
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------

 Class B-1A:          $14,725,000
 Price: 100-00      Coupon: 6.34%
 -----------------------------------------------------------------------------
 TO CALL
 Average Life:         27.40     11.07      6.89      5.70      4.52      3.62
 First Prin Pay:       11/22      8/03      1/01      5/00      4/00      4/00
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Fixed Rate Home Equity Loans - Summary

Number of Loans:                                               8,686
Outstanding Loan Balance:                             524,923,376.08
         Balloon (% of Total):                                 50.82%
         Level Pay (% of Total):                               49.18%
Average Principal Balance:                                 60,433.27
Weighted Average LTV:                                          72.76%
Weighted Average CLTV:                                         75.60%
Weighted Average Home Equity Ratio (2nd Liens):                39.43%
Weighted Average Coupon:                                       11.54%
Weighted Average Remaining Term (months):                     221.49
Weighted Average Seasoning (months):                            1.51
Weighted Average Original Term (months):                      223.00
Range of Original Terms:                 Level Pay                  Balloons
                                     ------------------             --------
                                     Up to 120:    1.95%      Up to 120:   0.02%
                                     121 - 180:   11.83%      121 - 180:  50.79%
                                     181 - 240:   15.62%
                                     241 - 300:    1.08%
                                     301 - 360:   18.71%


Lien Position:                        1st Lien:   93.80%
                                      2nd Lien:    6.20%

Property Type:          Single Family Detached:   85.89%   2 - 4 Family:   7.38%
                        Single Family Attached:    3.17%          Other:   3.56%

Occupancy Status:               Owner Occupied:   95.45%
                                Investor Owned:    4.55%

Geographic Distribution:                    MI:    8.69%             IL:   6.44%
                                            OH:    8.36%             NC:   6.37%
                                            NY:    7.91%             FL:   6.12%
                                            PA:    6.89%             NJ:   5.92%

Credit Quality:                              A:   53.28%
                                             B:   26.47%
                                             C:   15.16%
                                             D:    4.59%
                                     Mixed Use:    0.49%


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Fixed Rate Loans
Lien Position Distribution

                          Remaining   Pct.
 Lien                     Principal    of
 Position                 Balance     Total    Count
 --------                 ---------   -----    -----
 First Lien          492,364,706.29   93.80    7,723
 Second Lien          32,558,669.79    6.20      963

 TOTAL               524,923,376.08  100.00    8,686

Interest Rate Distribution

                                             Remaining   Pct.
                                             Principal   of
 Range of Coupons             Count          Balance     Total
 --------------               -----          ---------   -----
    7.01  to  8.00                6         614,296.43     .12
    8.01  to  9.00              200      16,147,707.31    3.08
    9.01  to 10.00            1,079      80,879,972.41   15.41
   10.01  to 11.00            1,979     139,449,027.24   26.57
   11.01  to 12.00            1,977     122,389,104.57   23.32
   12.01  to 13.00            1,554      85,930,098.58   16.37
   13.01  to 14.00              931      43,764,823.20    8.34
   14.01  to 15.00              508      20,607,292.52    3.93
   15.01  to 16.00              273      10,206,390.54    1.94
   16.01  to 17.00              123       3,432,834.07     .65
   17.01  to 18.00               46       1,221,485.58     .23
   18.01  to 19.00                8         190,446.90     .04
   19.01  to 20.00                2          89,896.73     .02

 TOTAL                        8,686     524,923,376.08  100.00


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Fixed Rate Loans
Remaining Principal Distribution

 Range of                                         Remaining   Pct.
 Remaining                                        Principal   of
 Principal                         Count          Balance     Total
 ----------                        -----          ---------   -----
        0.00  to   25000.00        1,285      24,583,580.75    4.68
    25000.01  to   50000.00        3,045     114,720,862.93   21.86
    50000.01  to   75000.00        2,164     132,466,209.47   25.24
    75000.01  to  100000.00        1,033      89,373,151.90   17.03
   100000.01  to  125000.00          559      62,470,709.28   11.90
   125000.01  to  150000.00          277      37,863,628.84    7.21
   150000.01  to  175000.00          147      23,766,261.89    4.53
   175000.01  to  200000.00           72      13,474,229.35    2.57
   200000.01  to  225000.00           39       8,291,621.54    1.58
   225000.01  to  250000.00           28       6,619,459.11    1.26
   250000.01  to  275000.00           10       2,622,441.34     .50
   275000.01  to  300000.00            9       2,602,267.83     .50
   300000.01  to  325000.00           11       3,474,302.98     .66
   325000.01  to  350000.00            3       1,009,787.31     .19
   350000.01  to  400000.00            3       1,172,361.56     .22
   400000.01  to  450000.00            1         412,500.00     .08

 TOTAL                             8,686     524,923,376.08  100.00

Occupancy Status Distribution

                                   Remaining   Pct.
 Occupancy                         Principal   of
 Status             Count          Balance     Total
 ---------          -----          ---------   -----
 Investor Owned       515      23,867,091.73    4.55
 Owner Occupied     8,171     501,056,284.35   95.45

 TOTAL              8,686     524,923,376.08  100.00

Months of Seasoning Distribution

                                             Remaining   Pct.
                                             Principal   of
 Range of Seasoning           Count          Balance     Total
 -------------------          -----          ---------   -----
    0  to  1                  4,662     279,813,901.93   53.31
    2  to 12                  4,021     245,011,886.73   46.68
   13  to 24                      3          97,587.42     .02

 TOTAL                        8,686     524,923,376.08  100.00

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Fixed Rate Loans
State Distribution by Mailing Address

                                        Remaining   Pct.
                                        Principal   of
 State                   Count          Balance     Total
 -----                   -----          -------     -----
 Arizona                    62       4,058,751.81     .77
 Arkansas                   83       3,986,462.69     .76
 California                154      14,220,213.60    2.71
 Colorado                   93       6,348,599.37    1.21
 Connecticut                72       5,184,563.00     .99
 Delaware                   19       1,275,133.03     .24
 District of Columbia       29       2,206,411.03     .42
 Florida                   557      32,134,291.41    6.12
 Georgia                   224      13,256,202.44    2.53
 Hawaii                      5         888,672.08     .17
 Idaho                      28       1,780,939.25     .34
 Illinois                  558      33,780,549.72    6.44
 Indiana                   524      25,756,700.26    4.91
 Iowa                       52       1,735,836.07     .33
 Kansas                     48       2,344,996.58     .45
 Kentucky                  137       7,716,882.84    1.47
 Louisiana                  16       1,080,395.50     .21
 Maine                       7         329,975.16     .06
 Maryland                  301      22,013,802.45    4.19
 Massachusetts             194      15,367,454.12    2.93
 Michigan                1,015      45,635,105.08    8.69
 Minnesota                  82       4,943,774.62     .94
 Mississippi                32       1,566,236.46     .30
 Missouri                  203       9,468,566.69    1.80
 Montana                    10         626,893.56     .12
 Nebraska                   29       1,369,114.38     .26
 Nevada                     26       2,247,653.71     .43
 New Hampshire              18       1,347,080.42     .26
 New Jersey                380      31,078,626.46    5.92
 New Mexico                 77       5,996,019.42    1.14
 New York                  474      41,532,101.66    7.91
 North Carolina            637      33,447,157.70    6.37
 North Dakota                1          65,200.00     .01
 Ohio                      759      43,855,075.71    8.36
 Oklahoma                   61       2,528,165.41     .48
 Oregon                     60       4,338,872.18     .83
 Pennsylvania              589      36,175,849.49    6.89
 Rhode Island               57       3,646,377.17     .70
 South Carolina            214      10,172,865.58    1.94
 Tennessee                 184      11,136,410.68    2.12
 Texas                      90       5,498,173.88    1.05
 Utah                      109       8,589,716.47    1.64
 Vermont                     1          79,000.00     .02
 Virginia                  253      13,130,235.40    2.50
 Washington                 53       5,102,611.73     .97
 West Virginia              14         539,497.36     .10
 Wisconsin                  95       5,340,162.45    1.02

 TOTAL                   8,686     524,923,376.08  100.00

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Fixed Rate Loans
Property Type Distribution

                                            Remaining    Pct.
 Property                                   Principal    of
 Type                        Count          Balance      Total
 --------                    -----          ---------    -----
 Condominium                    44       2,155,689.01     .41
 Manufactured Housing          209       9,904,782.80    1.89
 Mixed Use                      25       2,338,600.57     .45
 Planned Unit Development       45       4,280,552.01     .82
 Single Family Attached        351      16,657,736.81    3.17
 Single Family Detached      7,484     450,827,998.79   85.89
 Two-to-Four Family            528      38,758,016.09    7.38

 TOTAL                       8,686     524,923,376.08  100.00

Remaining Term Distribution

 Range of                                         Remaining   Pct.
 Remaining                                        Principal   of
 Terms                             Count          Balance     Total
 ---------                         -----          ---------   -----
      0  to   120                    375      10,328,812.21    1.97
    121  to   180                  5,420     328,738,022.77   62.63
    181  to   240                  1,497      81,986,801.68   15.62
    241  to   300                     90       5,682,665.07    1.08
    301  to   360                  1,304      98,187,074.35   18.71

 TOTAL                             8,686     524,923,376.08  100.00

Original Term Distribution

 Range of                                         Remaining   Pct.
 Original                                         Principal   of
 Terms                             Count          Balance     Total
 ---------                         -----          ---------   -----
      0  to   120                    375      10,328,812.21    1.97
    121  to   180                  5,420     328,738,022.77   62.63
    181  to   240                  1,497      81,986,801.68   15.62
    241  to   300                     90       5,682,665.07    1.08
    301  to   360                  1,304      98,187,074.35   18.71

 TOTAL                             8,686     524,923,376.08  100.00


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Fixed Rate Loans
Combined Loan to Value Ratio Distribution

                                    Remaining   Pct.
                                    Principal    of
 Range of CLTV                      Balance     Total    Count
 --------------                     ---------   -----    -----
    5.01  to 10.00                  97,706.48     .02        5
   10.01  to 15.00                 300,837.97     .06       13
   15.01  to 20.00                 785,724.63     .15       27
   20.01  to 25.00                 895,391.62     .17       38
   25.01  to 30.00               1,944,266.86     .37       74
   30.01  to 35.00               2,925,738.75     .56       95
   35.01  to 40.00               4,353,825.56     .83      134
   40.01  to 45.00               6,315,864.92    1.20      173
   45.01  to 50.00              12,517,181.37    2.38      323
   50.01  to 55.00               9,210,617.96    1.75      216
   55.01  to 60.00              20,272,210.96    3.86      423
   60.01  to 65.00              29,082,169.43    5.54      557
   65.01  to 70.00              51,516,507.36    9.81      896
   70.01  to 75.00              70,479,094.78   13.43    1,198
   75.01  to 80.00             145,334,868.34   27.69    2,348
   80.01  to 85.00              94,484,147.15   18.00    1,343
   85.01  to 90.00              71,136,252.42   13.55      787
   90.01  to 95.00               3,270,969.52     .62       36

 TOTAL                         524,923,376.08  100.00    8,686

Loan to Value Ratio Distribution

                                             Remaining   Pct.
                                             Principal    of
 Range of LTV                 Count          Balance     Total
 --------------               -----          ---------   -----
    5.01  to 10.00               39         738,193.85     .14
   10.01  to 15.00              188       4,222,729.35     .80
   15.01  to 20.00              260       7,394,616.87    1.41
   20.01  to 25.00              219       6,407,036.31    1.22
   25.01  to 30.00              191       6,293,247.05    1.20
   30.01  to 35.00              164       5,693,745.35    1.09
   35.01  to 40.00              167       6,351,184.01    1.21
   40.01  to 45.00              186       7,142,198.82    1.36
   45.01  to 50.00              333      13,118,906.22    2.50
   50.01  to 55.00              214       9,757,942.70    1.86
   55.01  to 60.00              397      19,611,938.38    3.74
   60.01  to 65.00              525      28,107,746.41    5.36
   65.01  to 70.00              803      48,091,415.23    9.16
   70.01  to 75.00            1,076      66,458,251.78   12.66
   75.01  to 80.00            2,088     137,062,978.87   26.11
   80.01  to 85.00            1,070      85,711,155.40   16.33
   85.01  to 90.00              733      69,538,365.34   13.25
   90.01  to 95.00               33       3,221,724.14     .61

 TOTAL                        8,686     524,923,376.08  100.00

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Fixed Rate Loans
Loan Purpose Distribution


                                                                      Remaining     Pct.
                                                                      Principal      of
 Purpose                                                  Count        Balance      Total
 -------                                                  -----       ---------     -----
 Debt Consolidation & Home Imp. Combo.                     385      23,086,423.27    4.40
 Debt Consolidation                                      6,669     395,689,441.98   75.38
 Home Improvement                                          226      11,311,747.17    2.16
 Other                                                     527      34,169,416.02    6.51
 Purchase                                                  879      60,666,347.64   11.56

 TOTAL                                                    8,686     524,923,376.08  100.00

Home Equity Ratio Distribution (Loans with 2nd Liens Only)

                                    Remaining   Pct.
 Range of Home                      Principal    of
 Equity Ratio                       Balance     Total    Count
 -------------                      ---------   -----    -----
    5.01  to 10.00                  39,208.31     .12        3
   10.01  to 15.00               1,109,843.51    3.41       56
   15.01  to 20.00               3,351,768.55   10.29      152
   20.01  to 25.00               5,117,715.89   15.72      184
   25.01  to 30.00               4,434,796.75   13.62      150
   30.01  to 35.00               3,583,015.86   11.00      106
   35.01  to 40.00               2,656,680.75    8.16       75
   40.01  to 45.00               2,817,880.74    8.65       59
   45.01  to 50.00               1,207,247.48    3.71       27
   50.01  to 55.00                 875,609.58    2.69       22
   55.01  to 60.00               1,638,065.85    5.03       31
   60.01  to 65.00               1,104,322.94    3.39       20
   65.01  to 70.00               1,062,827.74    3.26       22
   70.01  to 75.00                 536,142.07    1.65       10
   75.01  to 80.00                 871,768.47    2.68       14
   80.01  to 85.00                 744,163.19    2.29       13
   85.01  to 90.00                 595,866.10    1.83       10
   90.01  to 95.00                 559,767.95    1.72        5
   95.01  to 100.00                251,978.06     .77        4

 TOTAL                          32,558,669.79  100.00      963

Number of Days Delinquent

                                           Remaining   Pct.
 Days                                      Principal   of
 Delinquent                 Count          Balance     Total
 ----------                 -----          ---------   -----
  0 - 29                    8,497     513,317,084.01   97.79
 30 - 59                      179      11,047,948.85    2.11
 More than 59                  10         558,343.22     .11

 TOTAL                      8,686     524,923,376.08  100.00

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Fixed Rate Loans
Debt to Income Ratio Distribution

                                                  Remaining     Pct.
                                                  Principal     of
 Range of Debt to Income Ratio      Count          Balance     Total
 -----------------------------      -----         ---------    -----
    0.00  to  5.00                      5         380,900.27     .07
    5.01  to 10.00                     54       2,220,153.35     .42
   10.01  to 15.00                    200       7,891,207.57    1.50
   15.01  to 20.00                    441      19,033,884.19    3.63
   20.01  to 25.00                    719      34,813,824.57    6.63
   25.01  to 30.00                    934      50,132,905.20    9.55
   30.01  to 35.00                  1,151      66,101,915.94   12.59
   35.01  to 40.00                  1,356      82,781,475.84   15.77
   40.01  to 45.00                  1,676     109,095,266.02   20.78
   45.01  to 50.00                  1,919     135,199,008.83   25.76
   50.01  to 55.00                    218      16,134,525.78    3.07
   55.01  to 60.00                     13       1,138,308.52     .22

 TOTAL                              8,686     524,923,376.08  100.00


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Adjustable Rate Home Equity Loans - Summary

Number of Loans:                                         3,714
Outstanding Loan Balance:                       310,076,283.93
         Balloon (% of Total):                            0.06%
         Level Pay (% of Total):                         99.94%
         Adjustable (% of Total):                       100.00%
         ARM Adjustment Type:            3/27         2/28              6 Month
                                         ----         ----              -------
                                         4.15%       25.67%             70.18%

Average Principal Balance:                           83,488.50
Weighted Average LTV:                                    74.44%
Weighted Average Coupon:                                 10.22%
Weighted Average Gross Margin:                            6.72%
Weighted Average Gross Life Cap:                         16.50%
Weighted Average Periodic Cap:                            1.05%
Weighted Average Remaining Term (months):                355.64
Weighted Average Seasoning (months):                       2.33
Weighted Average Original Term (months):                 357.96
Range of Original Terms:              Level Pay                 Balloons
                                 ------------------        -----------------
                                 Up to 120:   0.10%        121 - 180:   0.06%
                                 121 - 180:   0.72%
                                 181 - 240:   0.29%
                                 241 - 300:   0.07%
                                 301 - 360:  98.77%


Lien Position:                   1st Lien:  100.00%

Property Type:     Single Family Detached:   90.34%     2 - 4 Family:   4.38%
                   Single Family Attached:    1.18%            Other:   4.10%

Occupancy Status:          Owner Occupied:   95.98%
                           Investor Owned:    4.02%

Geographic Distribution:               MI:   30.01%               WA:   5.77%
                                       CA:   13.13%               IL:   5.25%

Credit Quality:                         A:   47.65%
                                        B:   28.83%
                                        C:   19.59%
                                        D:    3.93%

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Adjustable Rate Loans
Lien Position Distribution

                          Remaining   Pct.             Pct.
 Lien                     Principal    of               of
 Position                 Balance     Total    Count   Loans
 ---------                ---------   ------   -----  -------
 First Lien          310,076,283.93  100.00    3,714  100.00

 TOTAL               310,076,283.93  100.00    3,714  100.00

Interest Rate Distribution

                                             Remaining   Pct.
                                             Principal   of
 Range of Coupons             Count          Balance     Total
 --------------               -----          ---------   -----
    6.01  to  7.00                7         757,482.82     .24
    7.01  to  8.00               69       7,827,708.05    2.52
    8.01  to  9.00              381      43,049,571.99   13.88
    9.01  to 10.00            1,091     102,025,158.05   32.90
   10.01  to 11.00            1,162      90,214,809.78   29.09
   11.01  to 12.00              653      45,515,359.10   14.68
   12.01  to 13.00              217      13,609,562.61    4.39
   13.01  to 14.00               78       4,434,690.25    1.43
   14.01  to 15.00               44       2,020,964.30     .65
   15.01  to 16.00               12         620,976.98     .20

 TOTAL                        3,714     310,076,283.93  100.00

Remaining Principal Distribution

 Range of                                         Remaining   Pct.
 Remaining                                        Principal   of
 Principal                         Count          Balance     Total
 ----------                        -----          ---------   -----
        0.00  to   25000.00          155       3,177,386.36    1.03
    25000.01  to   50000.00          939      36,524,439.19   11.78
    50000.01  to   75000.00        1,011      63,095,686.09   20.35
    75000.01  to  100000.00          663      57,977,539.41   18.70
   100000.01  to  125000.00          343      38,280,950.01   12.35
   125000.01  to  150000.00          215      29,632,306.79    9.56
   150000.01  to  175000.00          126      20,460,044.65    6.60
   175000.01  to  200000.00           93      17,385,637.92    5.61
   200000.01  to  225000.00           62      13,106,072.94    4.23
   225000.01  to  250000.00           31       7,437,029.25    2.40
   250000.01  to  275000.00           26       6,827,782.13    2.20
   275000.01  to  300000.00           19       5,487,691.58    1.77
   300000.01  to  325000.00           11       3,426,022.93    1.11
   325000.01  to  350000.00           11       3,739,456.64    1.21
   350000.01  to  400000.00            7       2,644,775.54     .85
   400000.01  to  450000.00            2         873,462.50     .28

 TOTAL                             3,714     310,076,283.93  100.00

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Adjustable Rate Loans
State Distribution by Mailing Address

                                        Remaining   Pct.
                                        Principal   of
 State                   Count          Balance     Total
 -----                   -----          -------     -----
 Arizona                    96       9,132,581.26    2.95
 Arkansas                   10       1,187,056.35     .38
 California                290      40,721,277.90   13.13
 Colorado                   94       8,810,515.78    2.84
 Connecticut                42       4,177,971.06    1.35
 Delaware                    1         189,818.19     .06
 District of Columbia        4         354,278.08     .11
 Florida                    38       3,360,536.77    1.08
 Georgia                    27       2,326,958.89     .75
 Hawaii                     10       2,030,821.01     .66
 Idaho                      25       1,609,965.72     .52
 Illinois                  183      16,291,384.89    5.25
 Indiana                   119       6,865,561.16    2.21
 Iowa                       76       4,024,162.49    1.30
 Kansas                     54       2,530,929.32     .82
 Kentucky                   16       1,300,037.78     .42
 Louisiana                   4         377,601.36     .12
 Maine                       3         172,021.61     .06
 Maryland                   70       8,275,766.93    2.67
 Massachusetts              19       2,440,050.48     .79
 Michigan                1,386      93,052,614.49   30.01
 Minnesota                  33       2,669,590.96     .86
 Missouri                   59       4,201,349.20    1.36
 Montana                     6         616,758.43     .20
 Nebraska                   14         848,497.32     .27
 Nevada                     11       1,926,234.06     .62
 New Hampshire               4         371,805.36     .12
 New Jersey                 26       2,962,440.56     .96
 New Mexico                 64       5,455,919.21    1.76
 New York                   38       3,678,776.38    1.19
 North Carolina             22       1,839,012.06     .59
 Ohio                      186      13,068,700.91    4.22
 Oklahoma                    3         220,435.85     .07
 Oregon                     53       4,931,747.96    1.59
 Pennsylvania               71       5,764,985.59    1.86
 Rhode Island                8         696,976.92     .23
 South Carolina             15       1,260,072.80     .41
 Tennessee                  31       3,252,863.02    1.05
 Texas                      76       6,750,079.70    2.18
 Utah                      148      14,291,400.26    4.61
 Virginia                   10       1,057,829.01     .34
 Washington                164      17,893,274.53    5.77
 West Virginia              22         963,734.41     .31
 Wisconsin                  80       5,902,703.17    1.90
 Wyoming                     3         219,184.74     .07

 TOTAL                   3,714     310,076,283.93  100.00

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Adjustable Rate Loans
Occupancy Status Distribution

                                   Remaining   Pct.
 Occupancy                         Principal   of
 Status             Count          Balance     Total
 ---------          -----          ---------   -----
 Investor Owned       168      12,469,009.11    4.02
 Owner Occupied     3,546     297,607,274.82   95.98

 TOTAL              3,714     310,076,283.93  100.00

Months of Seasoning Distribution

                                             Remaining   Pct.
                                             Principal   of
 Range of Seasoning           Count          Balance     Total
 -------------------          -----          ---------   -----
    0  to  1                    930      76,237,844.82   24.59
    2  to 12                  2,783     233,793,983.15   75.40
   13  to 24                      1          44,455.96     .01

 TOTAL                        3,714     310,076,283.93  100.00

Property Type Distribution

                                            Remaining    Pct.
 Property                                   Principal    of
 Type                        Count          Balance      Total
 --------                    -----          ---------    -----
 Condominium                    34       2,750,786.38     .89
 Manufactured Housing           88       5,428,946.67    1.75
 Planned Unit Development       34       4,548,041.84    1.47
 Single Family Attached         49       3,651,170.75    1.18
 Single Family Detached      3,357     280,114,233.00   90.34
 Two-to-Four Family            152      13,583,105.29    4.38

 TOTAL                       3,714     310,076,283.93  100.00


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Adjustable Rate Loans
Remaining Term Distribution

 Range of                                         Remaining   Pct.
 Remaining                                        Principal   of
 Terms                             Count          Balance     Total
 ---------                         -----          ---------   -----
      0  to   120                      9         304,212.67     .10
    121  to   180                     57       2,403,893.33     .78
    181  to   240                     13         908,211.18     .29
    241  to   300                      2         201,150.00     .07
    301  to   360                  3,633     306,258,816.75   98.77

 TOTAL                             3,714     310,076,283.93  100.00

Original Term Distribution

 Range of                                         Remaining   Pct.
 Original                                         Principal   of
 Terms                             Count          Balance     Total
 ---------                         -----          ---------   -----
      0  to   120                      9         304,212.67     .10
    121  to   180                     57       2,403,893.33     .78
    181  to   240                     13         908,211.18     .29
    241  to   300                      2         201,150.00     .07
    301  to   360                  3,633     306,258,816.75   98.77

 TOTAL                             3,714     310,076,283.93  100.00


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Loan to Value Ratio Distribution

                                             Remaining   Pct.
                                             Principal   of
 Range of LTV                 Count          Balance     Total
 --------------               -----          ---------   -----
    5.01  to 10.00                1          29,927.93     .01
   10.01  to 15.00                4         139,394.31     .05
   15.01  to 20.00                9         299,492.03     .10
   20.01  to 25.00                7         322,625.72     .10
   25.01  to 30.00               14         597,774.25     .19
   30.01  to 35.00               23         896,633.56     .29
   35.01  to 40.00               37       1,728,614.09     .56
   40.01  to 45.00               39       2,605,400.15     .84
   45.01  to 50.00              137       7,824,859.21    2.52
   50.01  to 55.00               90       5,874,551.42    1.90
   55.01  to 60.00              164      11,119,969.94    3.59
   60.01  to 65.00              304      22,361,493.26    7.21
   65.01  to 70.00              399      33,023,323.18   10.65
   70.01  to 75.00              679      58,633,100.94   18.91
   75.01  to 80.00            1,175     102,551,857.73   33.07
   80.01  to 85.00              521      50,198,039.80   16.19
   85.01  to 90.00              110      11,809,765.69    3.81
   90.01  to 95.00                1          59,460.72     .02

 TOTAL                        3,714     310,076,283.93  100.00

NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Adjustable Rate Loans
Margin Rate Distribution

                                    Remaining   Pct.
                                    Principal    of
 Range of Margins                   Balance     Total    Count
 -----------------                  ---------   -----    -----
    0.00  to  3.99                 572,946.72     .18        7
    4.00  to  4.99               8,633,119.16    2.78       72
    5.00  to  5.99              74,411,337.44   24.00      699
    6.00  to  6.99             103,362,155.55   33.33    1,205
    7.00  to  7.99              86,793,931.42   27.99    1,173
    8.00  to  8.99              28,704,184.14    9.26      433
    9.00  to  9.99               6,611,610.87    2.13      108
   10.00  to 10.99                 986,998.63     .32       17

 TOTAL                         310,076,283.93  100.00    3,714

Next Coupon Change

                                Remaining   Pct.
 Change                         Principal    of
 Date             Count         Balance     Total
 ------           -----         ---------   -----
 April 1997        136      11,617,609.49    3.75
 May 1997          697      55,973,452.05   18.05
 June 1997         793      61,348,651.25   19.79
 July 1997         689      52,556,804.97   16.95
 August 1997       347      26,163,849.87    8.44
 September 1997    111       9,396,008.08    3.03
 October 1997        1         138,613.14     .05
 December 1997       1          87,617.45     .03
 May 1998            1          55,931.17     .02
 July 1998           1          89,755.56     .03
 September 1998      8         901,155.03     .29
 October 1998       26       2,207,957.81     .71
 November 1998     156      14,831,392.51    4.78
 December 1998     224      21,519,316.86    6.94
 January 1999      224      23,516,085.59    7.58
 February 1999     127      12,395,185.05    4.00
 March 1999         40       3,992,455.00    1.29
 August 1999         1         208,000.00     .07
 October 1999        6         571,454.53     .18
 November 1999      14       1,298,337.11     .42
 December 1999      36       3,875,485.21    1.25
 January 2000       35       3,603,889.16    1.16
 February 2000      32       2,892,102.04     .93
 March 2000          8         835,175.00     .27

 TOTAL           3,714     310,076,283.93  100.00


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Adjustable Rate Loans
Loan Purpose Distribution

                                                        Remaining    Pct.
                                                        Principal     of
 Purpose                                  Count          Balance     Total
 -------                                  -----         ---------    -----
 Debt Consolidation & Home Imp. Combo.      199      16,923,716.10    5.46
 Debt Consolidation                       2,606     207,412,930.25   66.89
 Home Improvement                           118       7,655,454.59    2.47
 Other                                      220      19,576,580.40    6.31
 Purchase                                   571      58,507,602.59   18.87

 TOTAL                                    3,714     310,076,283.93  100.00

Periodic Cap Distribution

                           Remaining    Pct.
 Periodic                  Principal    of
 Cap        Count          Balance     Total
 -------    -----          ---------   -----
   1.000    3,462     281,410,007.90   90.76
   1.250        2         503,008.14     .16
   1.500      236      27,006,250.52    8.71
   3.000       13       1,031,240.04     .33
   6.000        1         125,777.33     .04

   TOTAL    3,714     310,076,283.93  100.00

Life Cap Distribution

                                             Remaining   Pct.
                                             Principal   of
 Range of Lifecaps            Count          Balance     Total
 -----------------            -----          ---------   -----
   12.01  to 13.00                5         405,104.76     .13
   13.01  to 14.00               46       4,658,714.72    1.50
   14.01  to 15.00              257      27,746,093.78    8.95
   15.01  to 16.00              983      92,064,760.00   29.69
   16.01  to 17.00            1,190      97,471,154.08   31.44
   17.01  to 18.00              787      57,968,500.72   18.70
   18.01  to 19.00              271      19,365,512.15    6.25
   19.01  to 20.00              104       7,042,277.08    2.27
   20.01  to 21.00               55       2,600,452.11     .84
   21.01  to 22.00               12         577,073.77     .19
   22.01  to 23.00                4         176,640.76     .06

 TOTAL                        3,714     310,076,283.93  100.00


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                  ContiMortgage 1997-2 Computational Materials

Adjustable Rate Loans
First Period Cap Distribution

                               First                    Remaining   Pct.
                               Period                   Principal   of
 Category                      Cap       Count          Balance     Total
 --------                      ------    -----          ---------   -----
 Different 1st and Regular       .600        1         152,850.45     .05
                                1.000        2         187,527.33     .06
                                1.500        1         159,815.21     .05
                                2.000        5         362,068.04     .12
                                3.000      859      85,278,533.61   27.50
                                6.000       22       1,770,077.20     .57
                               10.000        1          49,951.85     .02
 Same First and Regular         1.000    2,751     214,518,832.73   69.18
                                1.250        2         503,008.14     .16
                                1.500       57       6,062,379.33    1.96
                                3.000       13       1,031,240.04     .33

 TOTAL                                   3,714     310,076,283.93  100.00

Rate Change Frequency Distribution

                             Remaining   Pct.
 Initial                     Principal   of
 Frequency    Count          Balance     Total
 ---------    -----          ---------   -----
 2/28           807      79,582,295.43   25.67
 3/27           129      12,873,572.86    4.15
 6 Months     2,778     217,620,415.64   70.18

 TOTAL        3,714     310,076,283.93  100.00


Adjustable Rate Loans
Credit Grade Distribution

                        Remaining      Pct.
 Credit                 Principal      of
 Grade     Count         Balance      Total
 ------    -----       ---------      -----
 A         1,528     147,746,164.42   47.65
 B         1,091      89,402,351.74   28.83
 C           872      60,740,806.59   19.59
 D           223      12,186,961.18    3.93

 TOTAL     3,714     310,076,283.93  100.00

Debt to Income Ratio Distribution

                                                  Remaining     Pct.
                                                  Principal     of
 Range of Debt to Income Ratio      Count          Balance     Total
 -----------------------------      -----          ---------   -----
    0.00  to  5.00                      1         128,226.30     .04
    5.01  to 10.00                     17       1,587,001.00     .51
   10.01  to 15.00                     56       2,925,721.04     .94
   15.01  to 20.00                    170      10,147,280.50    3.27
   20.01  to 25.00                    316      21,571,644.34    6.96
   25.01  to 30.00                    408      29,253,884.42    9.43
   30.01  to 35.00                    453      35,388,708.69   11.41
   35.01  to 40.00                    601      50,629,294.35   16.33
   40.01  to 45.00                    733      64,310,532.53   20.74
   45.01  to 50.00                    777      72,660,558.44   23.43
   50.01  to 55.00                    162      18,896,511.68    6.09
   55.01  to 60.00                     20       2,576,920.64    0.83

 TOTAL                              3,714     310,076,283.93  100.00


NOTE:  Percentages may not add to 100.00% due to rounding.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                 LEHMAN BROTHERS

                               DERIVED INFORMATION


                            $835,000,000 Certificates


                   ContiMortgage Home Equity Loan Trust 1997-2


                 ContiMortgage Corporation (Seller and Servicer)
                        ContiWest Corporation (Servicer)
                 ContiSecurities Asset Funding Corp. (Depositor)



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers
Securities Offered:

Bond Summary


To Maturity
 ---------------------------------------------------------------------------------
 Class   Rating     Original   Coupon   Avg.     CBE              1st   Last  Mod.
 Name    (M/F)        Par         %     Life    Yield     Price   Pay   Pay   Dur.
 ---------------------------------------------------------------------------------
 A-1    Aaa/AAA    81,000,000    6.31    0.50    5.915    99-31+  4/97  2/98  0.48
 A-2    Aaa/AAA    65,800,000    6.39    1.15    6.274    99-31   2/98  9/98  1.07
 A-3    Aaa/AAA   113,400,000    6.55    2.01    6.509    99-31+  9/98 11/99  1.83
 A-4    Aaa/AAA    42,800,000    6.73    3.01    6.738    99-31  11/99  9/00  2.64
 A-5    Aaa/AAA    39,200,000    6.93    4.01    6.961    99-31   9/00 11/01  3.39
 A-6    Aaa/AAA    21,300,000    7.10    5.01    7.150    99-30+ 11/01  9/02  4.08
 A-7    Aaa/AAA    35,500,000    7.32    6.96    7.381    99-31+  9/02  7/06  5.24
 A-8    Aaa/AAA    26,250,000    7.54   12.08    7.629    99-30   7/06  1/12  7.61
 A-9    Aaa/AAA    39,375,000    7.05    6.53    7.109    99-30+  5/00  1/12  5.00
 A-10   Aaa/AAA   251,100,000    5.63    2.60            100-00   4/97 11/14
 M-1F   Aa2/AA     23,625,000    7.38    6.01    7.441    99-30+  4/00  9/10  4.53
 M-2F    A3/A      30,187,500    7.61    5.81    7.672    99-31   4/00  4/09  4.41
 B-1F  Baa3/BBB     6,562,500    7.92    5.10    7.979    99-31+  4/00  2/05  3.99
 M-1A   Aa2/AA     24,800,000    5.89    6.43            100-00   5/00  9/12
 M-2A    A3/A      19,375,000    6.09    6.34            100-00   5/00  1/11
 B-1A  Baa3/BBB    14,725,000    6.34    5.92            100-00   5/00  8/08

To Call

 A-7    Aaa/AAA    35,500,000    7.32    6.84    7.381    99-31+  9/02  6/05  5.18
 A-8    Aaa/AAA    26,250,000    7.54    8.22    7.621    99-30   6/05  6/05  5.92
 A-9    Aaa/AAA    39,375,000    7.05    6.37    7.108    99-30+  5/00  6/05  4.91
 A-10   Aaa/AAA   251,100,000    5.63    2.43            100-00   4/97  6/05
 M-1F   Aa2/AA     23,625,000    7.38    5.51    7.439    99-30+  4/00  6/05  4.29
 M-2F    A3/A      30,187,500    7.61    5.51    7.670    99-31   4/00  6/05  4.26
 B-1F  Baa3/BBB     6,562,500    7.92    5.10    7.979    99-31+  4/00  2/05  3.99
 M-1A   Aa2/AA     24,800,000    5.89    5.79            100-00   5/00  6/05
 M-2A    A3/A      19,375,000    6.09    5.79            100-00   5/00  6/05
 B-1A  Baa3/BBB    14,725,000    6.34    5.70            100-00   5/00  6/05
----------------------------------------------------------------------------------


Notes:
(1) Fixed Rate Certificates (Class A-1 to A-9 and M-1F to B-1F) use a prepayment assumption of 120% of a ramp from 4% to 20% CPR over 12 months for pricing.
(2) Adjustable Rate Certificates (Class A-10 and M-1A to B-1A) use a prepayment assumption of 25% CPR throughout the life of the collateral for pricing.
(3)  Coupons and prices are assumed for computational materials.
(4) Call is a clean-up call exercised in the month following the month that the aggregate loan balance is 10% of the original aggregate loan balance.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers
                             Projected Performance
                      Under Varying Prepayment Assumptions

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class A-1:                 $81,000,000
 Price: 99-31+      Coupon: 6.31
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            6.34      6.12      5.97      5.91      5.84      5.73
 Average Life:          5.21      0.88      0.56      0.50      0.43      0.36
 Duration:              4.12      0.83      0.54      0.48      0.42      0.35
 First Prin Pay:        4/97      4/97      4/97      4/97      4/97      4/97
 Last Prin Pay:         3/07     11/98      3/98      2/98     12/97     11/97
 -----------------------------------------------------------------------------

 Class A-2:                  $65,800,000
 Price: 99-31       Coupon: 6.39
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            6.45      6.37      6.30      6.27      6.24      6.19
 Average Life:         12.58      2.31      1.32      1.15      0.97      0.80
 Duration:              8.37      2.08      1.23      1.07      0.92      0.75
 First Prin Pay:        3/07     11/98      3/98      2/98     12/97     11/97
 Last Prin Pay:        12/11      3/00     11/98      9/98      6/98      3/98
 -----------------------------------------------------------------------------

 Class A-3:                 $113,400,000
 Price: 99-31+      Coupon: 6.55
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            6.61      6.58      6.53      6.51      6.48      6.44
 Average Life:         14.80      4.48      2.37      2.01      1.65      1.27
 Duration:              9.20      3.75      2.13      1.83      1.51      1.18
 First Prin Pay:       12/11      3/00     11/98      9/98      6/98      3/98
 Last Prin Pay:         1/12      6/03      5/00     11/99      5/99     11/98
 -----------------------------------------------------------------------------

 Class A-4:                  $42,800,000
 Price: 99-31       Coupon: 6.73
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            6.80      6.78      6.75      6.74      6.72      6.68
 Average Life:         14.81      7.53      3.67      3.01      2.38      1.79
 Duration:              9.10      5.71      3.15      2.64      2.13      1.63
 First Prin Pay:        1/12      6/03      5/00     11/99      5/99     11/98
 Last Prin Pay:         1/12      5/06      6/01      9/00     11/99      3/99
 -----------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers
                             Projected Performance
                      Under Varying Prepayment Assumptions

 -----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class A-5:                  $39,200,000
 Price: 99-31       Coupon: 6.93
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.00      7.00      6.97      6.96      6.94      6.91
 Average Life:         15.07     10.64      4.90      4.01      2.94      2.14
 Duration:              9.07      7.28      4.02      3.39      2.57      1.92
 First Prin Pay:        1/12      5/06      6/01      9/00     11/99      3/99
 Last Prin Pay:        10/13      7/09     12/02     11/01     10/00      7/99
 -----------------------------------------------------------------------------

 Class A-6:                  $21,300,000
 Price: 99-30+      Coupon: 7.10
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.18      7.18      7.16      7.15      7.14      7.10
 Average Life:         17.82     13.27      6.25      5.01      3.84      2.44
 Duration:              9.79      8.32      4.88      4.08      3.25      2.16
 First Prin Pay:       10/13      7/09     12/02     11/01     10/00      7/99
 Last Prin Pay:         3/16      7/11      2/04      9/02      5/01     10/99
 -----------------------------------------------------------------------------

 Class A-7:                  $35,500,000
 Price: 99-31+      Coupon: 7.32
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.41      7.40      7.39      7.38      7.37      7.32
 Average Life:         22.28     14.77      9.06      6.96      4.92      2.77
 Duration:             10.61      8.74      6.38      5.24      3.99      2.42
 First Prin Pay:        3/16      7/11      2/04      9/02      5/01     10/99
 Last Prin Pay:         3/23      1/12      7/08      7/06      3/03      3/00
 -----------------------------------------------------------------------------

 Class A-8:                  $26,250,000
 Price: 99-30       Coupon: 7.54
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.64      7.64      7.63      7.63      7.62      7.60
 Average Life:         28.03     17.94     13.72     12.08      9.21      4.61
 Duration:             11.29      9.43      8.24      7.61      6.32      3.74
 First Prin Pay:        3/23      1/12      7/08      7/06      3/03      3/00
 Last Prin Pay:        11/26     11/22      2/14      1/12      6/11      8/07
 -----------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers
                             Projected Performance
                      Under Varying Prepayment Assumptions

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class A-9:                  $39,375,000
 Price: 99-30+      Coupon: 7.05
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.12      7.12      7.11      7.11      7.11      7.11
 Average Life:         11.94      8.03      6.79      6.53      6.28      6.20
 Duration:              7.68      5.80      5.14      5.00      4.86      4.81
 First Prin Pay:        4/00      4/00      4/00      5/00      7/00      1/01
 Last Prin Pay:         1/12      1/12      1/12      1/12      4/11      5/07
 -----------------------------------------------------------------------------

 Class A-10:                 $251,100,000
 Price: 100-00      Coupon: 5.63%
 -----------------------------------------------------------------------------
 TO MATURITY
 Average Life:         20.69      5.10      3.15      2.60      2.00      1.15
 First Prin Pay:        4/97      4/97      4/97      4/97      4/97      4/97
 Last Prin Pay:        12/26     10/24      2/18     11/14      3/11      2/07
 -----------------------------------------------------------------------------

 Class M-1F                  $23,625,000
 Price: 99-30+      Coupon: 7.38
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.47      7.46      7.45      7.44      7.43      7.43
 Average Life:         18.27     11.54      7.13      6.01      4.95      4.20
 Duration:              9.52      7.33      5.15      4.53      3.91      3.46
 First Prin Pay:        1/12      5/03      7/00      4/00      6/00      8/00
 Last Prin Pay:         2/26      7/16      1/12      9/10     12/07      1/05
 -----------------------------------------------------------------------------

 Class M-2F                  $30,187,500
 Price: 99-31       Coupon: 7.61
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            7.70      7.69      7.68      7.67      7.66      7.65
 Average Life:         18.08     11.34      6.93      5.81      4.75      3.88
 Duration:              9.34      7.18      5.03      4.41      3.77      3.22
 First Prin Pay:        1/12      5/03      7/00      4/00      4/00      5/00
 Last Prin Pay:         6/25      9/14      7/11      4/09     10/06      3/04
 -----------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers
                             Projected Performance
                      Under Varying Prepayment Assumptions

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class B-1F:            $6,562,500
 Price: 99-31+      Coupon: 7.92
 -----------------------------------------------------------------------------
 TO MATURITY
 Bond Yield:            8.02      8.01      7.99      7.98      7.97      7.95
 Average Life:         16.40     10.97      6.08      5.10      4.16      3.37
 Duration:              8.82      6.94      4.58      3.99      3.39      2.85
 First Prin Pay:        1/12      5/03      7/00      4/00      4/00      4/00
 Last Prin Pay:         8/19      1/12      9/06      2/05      7/03     10/01
 -----------------------------------------------------------------------------

 Class M-1A:          $24,800,000
 Price: 100-00      Coupon: 5.89%
 -----------------------------------------------------------------------------
 TO MATURITY
 Average Life:         27.83     12.44      7.78      6.43      5.20      5.64
 First Prin Pay:       11/22      8/03      1/01      5/00      7/00      4/01
 Last Prin Pay:        11/26      3/23      9/15      9/12      5/09      5/06
 -----------------------------------------------------------------------------

 Class M-2A:          $19,375,000
 Price: 100-00      Coupon: 6.09%
 -----------------------------------------------------------------------------
 TO MATURITY
 Average Life:         27.82     12.34      7.68      6.34      5.05      4.22
 First Prin Pay:       11/22      8/03      1/01      5/00      5/00      8/00
 Last Prin Pay:        10/26      8/21     10/13      1/11      1/08     12/04
 -----------------------------------------------------------------------------

 Class B-1A:          $14,725,000
 Price: 100-00      Coupon: 6.34%
 -----------------------------------------------------------------------------
 TO MATURITY
 Average Life:         27.75     11.67      7.18      5.92      4.69      3.71
 First Prin Pay:       11/22      8/03      1/01      5/00      4/00      4/00
 Last Prin Pay:         8/26      6/18     12/10      8/08      2/06      7/03
 -----------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers
                             Projected Performance
                      Under Varying Prepayment Assumptions

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class A-7:                  $35,500,000
 Price: 99-31+      Coupon: 7.32
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.41      7.40      7.39      7.38      7.37      7.32
 Average Life:         22.28     14.77      8.83      6.84      4.92      2.77
 Duration:             10.61      8.74      6.27      5.18      3.99      2.42
 First Prin Pay:        3/16      7/11      2/04      9/02      5/01     10/99
 Last Prin Pay:         3/23      1/12      1/07      6/05      3/03      3/00
 -----------------------------------------------------------------------------

 Class A-8:                  $26,250,000
 Price: 99-30       Coupon: 7.54
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.64      7.63      7.63      7.62      7.61      7.60
 Average Life:         27.54     14.87      9.81      8.22      6.43      4.36
 Duration:             11.23      8.65      6.70      5.92      4.92      3.58
 First Prin Pay:        3/23      1/12      1/07      6/05      3/03      3/00
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------

 Class A-9:                  $39,375,000
 Price: 99-30+      Coupon: 7.05
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.12      7.12      7.11      7.11      7.10      7.09
 Average Life:         11.94      8.03      6.72      6.37      5.69      4.63
 Duration:              7.68      5.80      5.11      4.91      4.52      3.82
 First Prin Pay:        4/00      4/00      4/00      5/00      7/00      1/01
 Last Prin Pay:         1/12      1/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------

 Class A-10:                $251,100,000
 Price: 100-00      Coupon: 5.63%
 -----------------------------------------------------------------------------
 TO CALL
 Average Life:         20.59      4.77      2.94      2.43      1.87      1.13
 First Prin Pay:        4/97      4/97      4/97      4/97      4/97      4/97
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers
                             Projected Performance
                      Under Varying Prepayment Assumptions

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

Class M-1F:                  $23,625,000
 Price: 99-30+      Coupon: 7.38
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.47      7.46      7.45      7.44      7.43      7.42
 Average Life:         18.23     11.28      6.57      5.51      4.54      3.91
 Duration:              9.52      7.25      4.92      4.29      3.69      3.27
 First Prin Pay:        1/12      5/03      7/00      4/00      6/00      8/00
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------

 Class M-2F:           $30,187,500
 Price: 99-31       Coupon: 7.61
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.70      7.69      7.68      7.67      7.66      7.65
 Average Life:         18.08     11.27      6.57      5.51      4.50      3.70
 Duration:              9.34      7.16      4.88      4.26      3.63      3.11
 First Prin Pay:        1/12      5/03      7/00      4/00      4/00      5/00
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------

 Class B-1F:            $6,562,500
 Price: 99-31+      Coupon: 7.92
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            8.02      8.01      7.99      7.98      7.97      7.95
 Average Life:         16.40     10.97      6.08      5.10      4.16      3.37
 Duration:              8.82      6.94      4.58      3.99      3.39      2.85
 First Prin Pay:        1/12      5/03      7/00      4/00      4/00      4/00
 Last Prin Pay:         8/19      1/12      9/06      2/05      7/03     10/01
 -----------------------------------------------------------------------------

 Class M-1A:          $24,800,000
 Price: 100-00      Coupon: 5.89%
 -----------------------------------------------------------------------------
 TO CALL
 Average Life:         27.40     11.17      6.98      5.79      4.70      4.60
 First Prin Pay:       11/22      8/03      1/01      5/00      7/00      4/01
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers
                             Projected Performance
                      Under Varying Prepayment Assumptions

-----------------------------------------------------------------------------
 Scenario:               1         2        3          4         5         6
 Percent of Fixed Ramp:  0%       50%      100%       120%      150%      200%
 ARM CPR:                0%       13%       21%        25%       31%       41%
 -----------------------------------------------------------------------------

 Class M-2A:          $19,375,000
 Price: 100-00      Coupon: 6.09%
 -----------------------------------------------------------------------------
 TO CALL
 Average Life:         27.40     11.17      6.98      5.79      4.62      3.95
 First Prin Pay:       11/22      8/03      1/01      5/00      5/00      8/00
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------

 Class B-1A:          $14,725,000
 Price: 100-00      Coupon: 6.34%
 -----------------------------------------------------------------------------
 TO CALL
 Average Life:         27.40     11.07      6.89      5.70      4.52      3.62
 First Prin Pay:       11/22      8/03      1/01      5/00      4/00      4/00
 Last Prin Pay:         3/25      2/12      1/07      6/05      9/03     12/01
 -----------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers


Fixed Rate Home Equity Loans - Summary

Number of Loans:                                               8,686
Outstanding Loan Balance:                             524,923,376.08
         Balloon (% of Total):                                 50.82%
         Level Pay (% of Total):                               49.18%
Average Principal Balance:                                 60,433.27
Weighted Average LTV:                                          72.76%
Weighted Average CLTV:                                         75.60%
Weighted Average Home Equity Ratio (2nd Liens):                39.43%
Weighted Average Coupon:                                       11.54%
Weighted Average Remaining Term (months):                     221.49
Weighted Average Seasoning (months):                            1.51
Weighted Average Original Term (months):                      223.00
Range of Original Terms:                 Level Pay                  Balloons
                                     ------------------             --------
                                     Up to 120:    1.95%      Up to 120:   0.02%
                                     121 - 180:   11.83%      121 - 180:  50.79%
                                     181 - 240:   15.62%
                                     241 - 300:    1.08%
                                     301 - 360:   18.71%


Lien Position:                        1st Lien:   93.80%
                                      2nd Lien:    6.20%

Property Type:          Single Family Detached:   85.89%   2 - 4 Family:   7.38%
                        Single Family Attached:    3.17%          Other:   3.56%

Occupancy Status:               Owner Occupied:   95.45%
                                Investor Owned:    4.55%

Geographic Distribution:                    MI:    8.69%             IL:   6.44%
                                            OH:    8.36%             NC:   6.37%
                                            NY:    7.91%             FL:   6.12%
                                            PA:    6.89%             NJ:   5.92%

Credit Quality:                              A:   53.28%
                                             B:   26.47%
                                             C:   15.16%
                                             D:    4.59%
                                     Mixed Use:    0.49%



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers


Adjustable Rate Home Equity Loans - Summary

Number of Loans:                                         3,714
Outstanding Loan Balance:                       310,076,283.93
         Balloon (% of Total):                            0.06%
         Level Pay (% of Total):                         99.94%
         Adjustable (% of Total):                       100.00%
         ARM Adjustment Type:            3/27         2/28              6 Month
                                         ----         ----              -------
                                         4.15%       25.67%             70.18%

Average Principal Balance:                           83,488.50
Weighted Average LTV:                                    74.44%
Weighted Average Coupon:                                 10.22%
Weighted Average Gross Margin:                            6.72%
Weighted Average Gross Life Cap:                         16.50%
Weighted Average Periodic Cap:                            1.05%
Weighted Average Remaining Term (months):                355.64
Weighted Average Seasoning (months):                       2.33
Weighted Average Original Term (months):                 357.96
Range of Original Terms:              Level Pay                 Balloons
                                 ------------------        -----------------
                                 Up to 120:   0.10%        121 - 180:   0.06%
                                 121 - 180:   0.72%
                                 181 - 240:   0.29%
                                 241 - 300:   0.07%
                                 301 - 360:  98.77%


Lien Position:                   1st Lien:  100.00%

Property Type:     Single Family Detached:   90.34%     2 - 4 Family:   4.38%
                   Single Family Attached:    1.18%            Other:   4.10%

Occupancy Status:          Owner Occupied:   95.98%
                           Investor Owned:    4.02%

Geographic Distribution:               MI:   30.01%               WA:   5.77%
                                       CA:   13.13%               IL:   5.25%

Credit Quality:                         A:   47.65%
                                        B:   28.83%
                                        C:   19.59%
                                        D:    3.93%



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).